UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            November 9, 2000                    (October 31, 2000)
            (Date of report)             (Date of earliest event reported)

                           Commission File No. 0-8937

                            FIRST BANKS AMERICA, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                   75-1604965
                      (I.R.S. Employer Identification No.)


                   135 North Meramec, Clayton, Missouri 63105
               (Address of principal executive offices) (Zip Code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

                            FIRST BANKS AMERICA, INC.

                                TABLE OF CONTENTS





                                                                           Page

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.........................    1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS............................    2

SIGNATURES   ...........................................................    4

                  ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS


         Acquisition of First Bank & Trust
         ---------------------------------

         Pursuant to an Agreement and Plan of Reorganization dated June 29, 2000, First Banks America, Inc., or FBA, acquired First Bank & Trust from First Banks, Inc., St. Louis, Missouri on October 31, 2000. Prior to the acquisition, First Banks, Inc., or First Banks, owned 84.42% of the outstanding common stock of FBA and all of the common stock of First Bank & Trust. Under the terms of the agreement, First Bank & Trust was merged with and into FBA's wholly owned banking subsidiary, Redwood Bank.

         First Bank & Trust operates 27 banking locations in the counties of Los Angeles, Orange, Ventura and Santa Barbara, California as well as branches in San Jose and Walnut Creek, in Northern California. At September 30, 2000, First Bank & Trust had $1.1 billion in total assets, $856.5 million in loans, net of unearned discount, $104.4 million in investment securities and $972.3 million in deposits. For the nine months ended September 30, 2000, net income was $10.5 million.

         As a result of First Banks' ownership interest in FBA and First Bank & Trust, we will account for our acquisition of First Bank & Trust using the accounting treatment prescribed for combinations of entities under common control. We will account for First Banks' interest in First Bank & Trust at First Banks' historical cost. First Banks' historical cost basis in First Bank & Trust was determined using the purchase method of accounting, effective upon First Banks' acquisition of First Bank & Trust on March 15, 1995. Accordingly, the consolidated financial statements of First Banks include the financial position and results of operations for the periods subsequent to the acquisition date, and the assets acquired and liabilities assumed were recorded at fair value at the acquisition date. The consolidated financial statements of FBA will be restated to reflect First Banks' interest in the financial position and results of operations of First Bank & Trust for the periods subsequent to March 15, 1995.


         Acquisition of Commercial Bank of San Francisco
         -----------------------------------------------

         Pursuant to an Agreement and Plan of Reorganization dated June 27, 2000, FBA acquired Commercial Bank of San Francisco, or CBSF, which operates one branch office in the San Francisco financial district, on October 31, 2000. Under the terms of the agreement, the shareholders of Commercial Bank of San Francisco received $17.75 per share, or a total of $25.8 million in cash. FBA funded the acquisition from the proceeds of an advance of $26.0 million under FBA's $90.0 million revolving note payable to First Banks. The transaction was accounted for using the purchase method of accounting. CBSF was merged with and into FBA's wholly owned banking subsidiary, Redwood Bank.

         At the time of the transaction, Commercial Bank had $154.5 million in total assets, $97.7 million in loans, net of unearned discount, $45.5 million in investment securities and $109.4 million in deposits.

         There were no material relationships between CBSF, or any of its affiliates, directors or officers, or any associates of any such directors or officers, and FBA, or any of FBA's affiliates, directors or officers, or any associates of any such directors or officers.

                   ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS


(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Pursuant to the requirements of Article 3 of Regulation S-X, the following financial statements of First Bank & Trust are hereby incorporated by reference to FBA's definitive Proxy Statement filed on September 11, 2000 as follows:

         (1) Balance sheets as of June 30, 2000 (unaudited) and December 31, 1999 and 1998, statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 1999, and for the six-month periods ended June 30, 2000 and 1999 (unaudited), and the related report of Independent Auditors. The financial statements appear on pages 39 through 56 of the definitive Proxy Statement.


(B)      PRO FORMA FINANCIAL INFORMATION

         Pursuant to the requirements of Article 11 of Regulation S-X, the following pro forma financial information is hereby incorporated by reference to FBA's definitive Proxy Statement filed on September 11, 2000 as follows:

         (1) Pro Forma Combined Condensed Balance Sheet as of June 30, 2000 (unaudited). The pro forma combined condensed balance sheet appears on pages 31 and 32 of the definitive Proxy Statement.

         (2) Pro Forma Combined Condensed Statements of Income for the six months ended June 30, 2000 and 1999 (unaudited). The pro forma combined condensed statements of income appear on pages 33 and 34 of the definitive Proxy Statement.

         (3) Pro Forma Combined Condensed Statements of Income for the years ended December 31, 1999, 1998 and 1997. The pro forma combined condensed statements of income appear on pages 35 through 37 of the definitive Proxy Statement.

         (4) Notes to Pro Forma Combined Condensed Financial Statements. The notes to pro forma combined condensed financial statements appear on page 38 of the definitive Proxy Statement.

 (C)     EXHIBITS

         The exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

                    Exhibit Number                           Description
                    --------------                           -----------

                         2.1                         Agreement   and   Plan   of
                                                     Reorganization by and among
                                                     First Banks  America, Inc.,
                                                     Redwood Bank,  First Banks,
                                                     Inc.  and   First   Bank  &
                                                     Trust,  dated June 29, 2000
                                                     -  hereby  incorporated  by
                                                     reference to Exhibit 10(ee)
                                                     of FBA's  Quarterly  Report
                                                     on  Form 10-Q filed for the
                                                     quarter   ended   June  30,
                                                     2000.

                         2.2                         Agreement   and   Plan   of
                                                     Reorganization    by    and
                                                     between     First     Banks
                                                     America,      Inc.      and
                                                     Commercial   Bank   of  San
                                                     Francisco,  dated  June 27,
                                                     2000 - hereby  incorporated
                                                     by   reference  to  Exhibit
                                                     10(dd)  of FBA's  Quarterly
                                                     Report on Form  10-Q  filed
                                                     for the quarter  ended June
                                                     30, 2000.

                         23                          Consent of KPMG LLP - filed
                                                     herewith.

                        99.1                         Financial   Statements   of
                                                     First Bank & Trust - hereby
                                                     incorporated  by  reference
                                                     to FBA's  definitive  Proxy
                                                     Statement      filed     on
                                                     September  11,  2000.   The
                                                     financial statements appear
                                                     on pages 39  through  56 of
                                                     the    definitive     Proxy
                                                     Statement.

                        99.2                         Pro     Forma      Combined
                                                     Condensed         Financial
                                                     Statements     -     hereby
                                                     incorporated  by  reference
                                                     to FBA's  definitive  Proxy
                                                     Statement      filed     on
                                                     September 11, 2000. The pro
                                                     forma  combined   condensed
                                                     financial statements appear
                                                     on pages 31  through  38 of
                                                     the    definitive     Proxy
                                                     Statement.

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                            FIRST BANKS AMERICA, INC.




                            By: /s/ James F. Dierberg
                               ------------------------------------------------
                                    James F. Dierberg
                                    Chairman of the Board of Directors,
                                    President and Chief Executive Officer
November 8, 2000                    (Principal Executive Officer)





                            By: /s/ Frank H. Sanfilippo
                                -----------------------------------------------
                                    Frank H. Sanfilippo
                                    Executive Vice President and
                                    Chief Financial Officer
November 8, 2000                    (Principal Financial and Accounting Officer)

                                                                   Exhibit 23






                          Independent Auditors' Report





The Board of Directors
First Bank & Trust:

We consent to the use of our report incorporated by reference in the Form 8-K of First Banks America, Inc.



                                                     /s/ KPMG LLP
                                                     ------------




St. Louis, Missouri
November 8, 2000